SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SUTOR TECHNOLOGY GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUTOR TECHNOLOGY GROUP LIMITED

No 8, Huaye Road

Dongbang Industrial Park

Changshu, 215534

People’s Republic of China

+(86) 512-52680988

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 25, 2014

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Sutor Technology Group Limited, a Nevada corporation (the “Company”), will be held on Friday, April 25, 2014, at 11:00 a.m., local time, at the principal office of the Company located at No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China, for the following purposes:

1.	To elect five persons to the Board of Directors of the Company (the “Board”), each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of Grant Thornton , the China member firm of Grant Thornton International (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014;

3.	To have an advisory vote on executive compensation; and

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

If you owned our common stock at the close of business on March 10, 2014, you may attend and vote at the Meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2013 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

Your vote is important. Whether or not you plan to attend the Meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

Sincerely,

/s/ Lifang Chen
Chairwoman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 25, 2014

This Notice and Proxy Statement and our 2013 Annual Report are available online at http://www.shareholdermaterial.com/sutor/

SUTOR TECHNOLOGY GROUP LIMITED

No 8, Huaye Road

Dongbang Industrial Park

Changshu, 215534

People’s Republic of China

+(86) 512-52680988

PROXY STATEMENT

The Board of Sutor Technology Group Limited, a Nevada corporation (“we” or the “Company”) is furnishing this Proxy Statement and the accompanying proxy to you to solicit your proxy for the 2014 Annual Meeting of Stockholders (the “Meeting”). The Meeting will be held on Friday, April 25, 2014, at 11:00 a.m., local time, at the principal office the Company located at No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement?

You have received this Proxy Statement and our annual report because our Board is soliciting your proxy to vote your shares at the Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

What is the purpose of the annual meeting?

At the Meeting, our stockholders will act upon the matters described in this Proxy Statement. These actions include the election of directors, ratification of the appointment of the independent registered public accounting firm (which we sometimes refer to as the “independent auditors”), and an advisory (that is, nonbinding) vote on executive compensation. An additional purpose of the annual meeting is to transact any other business that may properly come before the annual meeting and any and all adjournments or postponements of the annual meeting.

Who can attend the annual meeting?

All stockholders of record at the close of business on March 10, 2014 (the “Record Date”), or their duly appointed proxies, may attend the annual meeting.

What proposals will be voted on at the annual meeting?

Stockholders will vote on three proposals at the annual meeting:

•	the election of directors;

•	the ratification of Grant Thornton as the Company’s independent auditors for the fiscal year ending June 30, 2014; and

•	an advisory vote on executive compensation.

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What are the Board’s recommendations?

Our Board recommends that you vote:

•	FOR election of the nominated directors;

•	FOR ratification of Grant Thornton as the Company’s independent auditors for the fiscal year ending June 30, 2014; and

•	FOR approval of the compensation of our named executive officers.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the annual meeting. If any other matters properly come before the annual meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on March 10, 2014, which we refer to as the Record Date, are entitled to notice of, and to vote at, the annual meeting. As of the Record Date, there were 41,661,429 shares of our common stock outstanding. Holders of common stock as of the Record Date are entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered, with respect to those shares, the “stockholder of record.” This proxy and our Annual Report have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy and the Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included in with your proxy materials.

How do I vote my shares?

Stockholders can vote in person at the annual meeting or by proxy. There are three ways to vote by proxy:

•	By Telephone — Stockholders located in the United States can vote by telephone by calling the number listed on your enclosed proxy card and following the instructions;
•	By Internet — You can vote over the Internet going to the link provided on your enclosed proxy card and following the instructions; or
•	By Mail — You can vote by mail by signing, dating and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on April 23, 2014.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

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If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted as follows:

•	FOR the election of the five nominees for director;
•	FOR the ratification of Grant Thornton as the Company’s independent auditors for the fiscal year ending June 30, 2014; and
•	FOR approval of the compensation of our named executive officers.

You may revoke or change your proxy at any time before it is exercised by (1) delivering to us a signed proxy card with a date later than your previously delivered proxy, (2) voting in person at the Meeting, (3) granting a subsequent proxy through the Internet or telephone, or (4) sending a written revocation to the Corporate Secretary. Your most current proxy card or telephone or Internet proxy is the one that is counted.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. Under Nevada law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting.

What is a broker “non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.”

Proposal 2 (ratification of auditors) involves a matter that we believe will be considered routine. All other proposals involve matters that we believe will be considered non-routine. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided on your proxy card.

What is required to approve each item?

•	For Proposal No. 1 (election of directors), each director must be elected by a plurality of votes cast with respect to such director. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election. Abstentions and broker non-votes are not counted for purposes of the election of directors.

•	For Proposal No. 2 (ratification of independent auditors) and Proposal No. 3 (advisory vote on executive compensation), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•	For any other matters on which stockholders are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares for routine matters.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

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How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth herein. In addition, if any other matters properly come before the annual meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•	filing with us a written notice of revocation of your proxy,
•	submitting a properly signed proxy card bearing a later date,
•	voting over the Internet or by telephone, or
•	voting in person at the annual meeting.

What does it mean if I receive more than one Proxy?

If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your shares are voted, please vote by telephone, through the Internet using each personal identification number you are provided, or complete, sign and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, Interwest Transfer Company, Inc. at (801) 272-9294.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

How do I learn the results of the voting at the annual meeting?

Preliminary results will be announced at the annual meeting. Final results will be published in a Current Report on Form 8-K filed with SEC within four business days of the annual meeting.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials when requested to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request in one of the following manners:

•	by sending a written request by mail to:

Sutor Technology Group Limited

No 8, Huaye Road

Dongbang Industrial Park

Changshu, 215534

People’s Republic of China

Attention:  Corporate Secretary

•	by calling our Corporate Secretary, at +(86) 512-52680988.

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If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting our Corporate Secretary as indicated above.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

•	by mail, to:

Sutor Technology Group Limited

No 8, Huaye Road

Dongbang Industrial Park

Changshu, 215534

People’s Republic of China

Attention: Corporate Secretary

•	by telephone, at +(86) 512-52680988.

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Directors and Executive Officers

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

NAME	AGE	POSITION
Lifang Chen	42	Chairman of the Board
Zhuo Wang	36	Chief Executive Officer and President
Naijiang Zhou	50	Director and Chief Financial Officer
Shoubin Xiong	48	Chief Operating Officer
Gerard Pascale	43	Director
Guoyou Shao	64	Director
Xinchuang Li	50	Director

Lifang Chen. Ms. Chen is the founder of the Company. She became our Chairwoman on February 1, 2007. Under her leadership, the Company became a leading finished steel manufacturer in China with a vertically integrated business model offering unique one-stop customer services that are difficult to replicate. At the Company, Ms. Chen has cultivated a seasoned management team of professionals that are focused on growing the Company’s business and that are well known in the industry. Prior to founding the Company in 2002, Ms. Chen directed the civil administration bureau of Xiaoshan municipal government in China from September 1993 to May 2001 where she helped design various policies to strengthen the operations of local companies, coordinated businesses between private enterprise and local banks, and reviewed and approved IPOs for large companies. Ms. Chen is an accomplished entrepreneur in the Chinese fine finished steel industry and excels in enterprise management and industry and government relations. She obtained an MA degree in Philosophy from Zhejiang University.

Zhuo Wang. Mr. Wang became our Chief Executive Officer and President on February 11, 2014. Since Mr. Wang joined the Company in January 2007, he has held a number of management positions including vice general manager, vice president, investor relations director and assistant to the CEO. Mr. Wang has extensive work experience in team building, business management, project management, M&A, financial analysis and management, investor relations and corporate governance. Mr. Wang also has expert knowledge of macro-economic analysis and industrial trend judgment and is involved in the Company’s important decisions making process and implementation supervision. Mr. Wang holds dual Bachelor degrees in accounting and business administration (with honors).

Naijiang Zhou. Mr. Zhou became our director on January 28, 2013 and has been our Chief Financial Officer since December 14, 2012. Prior to that, Mr. Zhou was the Vice President of Finance of the Company since February 1, 2010. Before that, Mr. Zhou served as Executive Vice President and Chief Financial Officer at Rich Fields Investment, Ltd., a private equity investment firm since 2008. From April 2007 to July 2008, Mr. Zhou worked as international research analyst at Roth Capital Partners, a full service U.S. banking firm. Before joining Roth Capital, Mr. Zhou worked for seven years as principal financial planner and principal financial analyst at American Electric Power, where he was responsible for strategic planning, financial planning and analysis, and corporate development. Prior to that, he worked for the Wing Group as financial analyst and U.S. Global Investors as senior research analyst and co-managed mutual fund investments. Mr. Zhou received both a Ph.D. in Energy and Mineral Resources and an MBA degree from the University of Texas at Austin, and a B.Sc. in Petroleum Engineering from China Petroleum University. He also holds the Chartered Financial Analyst (CFA) designation.

Shoubin Xiong. Mr. Xiong became our Chief Operating Officer on February 11, 2014. After Mr. Xiong joined the Company in February 2012, he served as general manager of technical management center of the Company. Mr. Xiong has extensive experience in production line operations management. During his tenure, Mr. Xiong is in charge of new product research and development, equipment and technical transformation and daily operations management. From December 2006 to January 2012, Mr. Xiong served as vice general manager of Wuhan Henghong Mechanical and Electrical Co., Ltd and was in charge of production line budgeting, installation, testing and operations management. As chief technical engineer with China First Metallurgical Group Co., Ltd. from July 1990 to December 2005, Mr. Xiong was responsible for production lines installation, budgeting and equipment maintenance at several large steel mills including Wu Steel and Guangzhou Iron & Steel Enterprises Group. Mr. Xiong is a senior engineer and holds the Bachelor’s degree in metallurgical engineering.

Gerard Pascale. Mr. Pascale has been a member of our Board since January 15, 2010. Mr. Pascale has extensive experience in financial accounting, financial analysis and planning, marketing research, corporate governance and securities. He is a Vice President with Chile Mining Technologies, Inc. (OTCBB: LVEN), a mineral extraction company based in the Republic of Chile, whom he advised in preparing for their public transaction and fund raise. For the past two and a half years he has served as President and CEO of SC Financial Group, LLC, where he specializes in advising both US and international clients on valuation, financial modeling and the responsibilities of publicly traded US companies. Previously, he was the Director of Finance at Heritage Management Consultants, Inc. where Mr. Pascale specialized in providing finance and SEC support throughout the entire process of listing on a US exchange.  From 2003 to 2005, Mr. Pascale was a Director with the Corporate Executive Board, a consulting firm delivering data and tools, practice research and insight to clients. He has also held financial analyst positions with Intel Corporation and Emerson Electric.  Mr. Pascale has a Bachelor of Science in Accounting from Virginia Tech and an MBA in finance from the University of Chicago.

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Guoyou Shao. Mr. Shao has been a member of our Board since February 2008. Since April 2003, Mr. Shao has served as Board Chairman of Fortis Haitong Investment Management Co., Ltd., one of the first sino-foreign joint ventures specializing in fund management to gain approval in China. Prior to this, Mr. Shao served as Manager of the Investor Relations Department of Haitong Securities Co. Ltd. since July 1998. Mr. Shao has extensive securities investment and asset management experience and holds a Master’s degree in Business Administration from Hong Kong Science Management Institute.

Xinchuang Li. Mr. Li has been a member of our Board since February 2008. Since 2009, Mr. Li has served as the Director of China Metallurgical Industry Planning & Research Institute (CMIPRI) in Beijing. From 2008 to 2009, Mr. Li served as the Executive Director of CMIPRI. From 2002 to 2008, Mr. Li served as the Vice Director and Chief Engineer of CMIPRI. From 1998 to 2002, Mr. Li served as the Vice-Chief Engineer of CMIPRI. Mr. Li has significant experience in the operations of companies engaged in steel production with a particular focus and specialization in the operations, planning and strategic focus of companies operating in the Chinese steel industry. Mr. Li holds a Master’s degree in Business Administration from Fordham University and Beijing University.

Family Relationships

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•	been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. In fiscal year 2013, all such reports were timely filed. In making these statements, we have relied upon examination of the copies of all Section 16(a) forms provided to us and the written representations of our executive officers, directors and beneficial owner of more than 10% of a registered class of our equity securities.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website www.sutorcn.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, Sutor Technology Group Limited, No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of five members as identified above. The Board has established three committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each of these committees is comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for each of the committees which may be obtained, without charge, by contacting the Corporate Secretary, Sutor Technology Group Limited, No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China or through our website at www.sutorcn.com.

Prior to establishing the committees of the Board, our entire Board handled the functions that would otherwise be handled by each of the committees.

Audit Committee

Our Board established the Audit Committee in February 2008. Our audit committee consists of three members: Gerard Pascale, Guoyou Shao, and Xinchuang Li. Our Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. Mr. Pascale serves as our Audit Committee chairman.

Our Audit Committee is responsible for, among other things:

•	selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;
•	reviewing with our independent auditors any audit problems or difficulties and management’s response;
•	reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act;
•	discussing the annual audited financial statements with management and our independent auditors;
•	reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;
•	annually reviewing and reassessing the adequacy of our audit committee charter;
•	meeting separately and periodically with management and our internal and independent auditors;
•	reporting regularly to the full board of directors; and
•	such other matters that are specifically delegated to our audit committee by our Board from time to time.

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Compensation Committee

Our Board established the Compensation Committee in February 2008. Our Compensation Committee consists of three members: Gerard Pascale, Guoyou Shao, and Xinchuang Li. Mr. Shao serves as the chairman of our Compensation Committee. Our Compensation Committee assists the board of directors in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our Chief Executive Officer may not be present at any meeting of our Compensation Committee during which her compensation is deliberated.

Our Compensation Committee is responsible for, among other things:

•	approving and overseeing the compensation package for our executive officers;
•	reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer; evaluating the performance of our Chief Executive Officer in light of those goals and objectives, and setting the compensation level of our Chief Executive Officer based on this evaluation; and
•	reviewing periodically and making recommendations to the board of directors regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

Governance and Nominating Committee

Our Board established the Governance and Nominating committee in February 2008. Our Governance and Nominating committee consists of three members: Gerard Pascale, Guoyou Shao, and Xinchuang Li. Mr. Li serves as the chairman to our Governance and Nominating committee. The Governance and Nominating committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees.

Our Governance and Nominating committee is responsible for, among other things:

•	identifying and recommending to the board of directors nominees for election or re-election to the board of directors, or for appointment to fill any vacancy;
•	reviewing annually with the board of directors the current composition of the board of directors in light of the characteristics of independence, age, skills, experience and availability of service to us; and
•	identifying and recommending to the board of directors the directors to serve as members of the committees.

We recognize that transactions between us and any of our directors or executive officers can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our stockholders.

Governance Structure

The Board believes that the interests of all stockholders are best served at the present time through a leadership model with a separate Board Chair and CEO. However, the Board retains authority to combine the positions of Board Chair and CEO at any time. The current CEO and Board Chair possess an in-depth knowledge of the Company, its integrated operations, the evolving steel industry in China, and the array of challenges to be faced, gained through years of combined experience in the industry. The Board believes that these experiences and other insights put them in the best position to provide broad leadership for the Company and the Board, respectively, as they consider strategy and exercise fiduciary responsibilities to stockholders, as the case may be.

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The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Boards’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has internal processes and an internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

•	The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the Codes of Business Conduct. The Audit Committee members meet separately with representatives of the independent auditing firm; and

•	The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Independent Directors

Our Board has determined that the majority of the Board is comprised of “independent directors” within the meaning of applicable Nasdaq listing standards relating to Board composition and Section 301 of the Sarbanes-Oxley Act of 2002. Our independent directors are Messrs. Pascale, Shao and Li.

Board, Committee and Annual Meeting Attendance

During fiscal 2013, the Board held 4 meetings and acted by written consent 8 times. Our Audit Committee, the Compensation Committee and the Governance and Nominating Committee held 6, 2 and 2 meeting, respectively. Each director attended at least 75% of all Board and applicable committee meetings.

Our directors are expected to attend board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting.  We encourage our directors to attend annual shareholder meetings, but we do not have a formal policy requiring them to do so.

Code of Ethics

On January 31, 2007, our Board adopted a new code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The new code replaced our prior code of ethics that applied only to our principal executive officer, principal financial officer, principal accounting officer or controller and any person who performed similar functions, and addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics has been filed as Exhibit 14 to our current report on Form 8-K, filed on February 2, 2007.

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Stockholder Communication with the Board

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our Board, c/o Corporate Secretary, Sutor Technology Group Limited, No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China for submission to the Board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

EXECUTIVE COMPENSATION

Summary Compensation Table – Fiscal Years Ended June 30, 2013 and 2012

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Lifang Chen, CEO (2)	2013	150,000			170,926
	2012	120,831	-	-	146,361
Naijiang Zhou, CFO(3)	2013	110,880			166,630
	2012	101,426	-	-	171,753

(1) This amount represents the compensation expense that the Company recognized for financial statement reporting purposes in the applicable fiscal year for the portion of the fair value of equity awards granted to the named executive officer in such fiscal year, in accordance with ASC 718-10, “Share-Based Payment,” and ASC 505-50, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services,” respectively. Such amount thus does not reflect the amount of compensation actually received by the named executive officer during the applicable fiscal year. For a description of the assumptions used in calculating the fair value of these equity awards, see Note 10 to the consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

(2) Pursuant to the Company’s 2009 Equity Incentive Plan, we granted options to purchase 40,000 shares of our common stock to Ms. Chen with an exercise price of $2.71 per share on April 27, 2010. One-third of the option vested on the first, second and third anniversary of the date of grant, respectively. Ms. Chen resigned from her positions as the Company’s CEO and President on February 11, 2014.

(3) Pursuant to the Company’s 2009 Equity Incentive Plan, we granted options to purchase 20,000 shares of our common stock to Mr. Zhou with an exercise price of $2.71 per share on April 27, 2010. One-third of the option vested on the first, second and third anniversary of the date of grant, respectively. In addition, Mr. Zhou received 20,000 restricted shares of common stock as part of his compensation for services from February 1, 2010 to January 31, 2011. According to the amendment to the employment agreement entered into on February 23, 2011, Mr. Zhou received 30,000 additional restricted shares of common stock as part of his annual compensation to be vested over a twelve month period. On February 9, 2012, the parties amended Mr. Zhou’s employment agreement further, under which amendment Mr. Zhou’s monthly base salary was increased from RMB 50,000 to RMB 58,000 (approximately $9,200) and the Company granted 50,000 restricted shares to Mr. Zhou on February 21, 2012 under the 2009 Equity Incentive Plan, which shares vest on the 12-month anniversary date of the grant date. On December 14, 2012, the Company granted Mr. Zhou 50,000 shares of restricted stock under the 2009 Equity Incentive Plan, which will vest on the one-year anniversary date of the grant date.

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Employment Agreements

On February 9, 2012, our subsidiary, Sutor BVI entered into an employment agreement with Ms. Chen, our former Chief Executive Officer, under which Ms. Chen will receive an annual salary of $150,000. Ms. Chen’s employment with us is at-will and can be terminated by either party at any time with or without cause.

On December 14, 2012, the Company and Sutor BVI entered into an employment agreement with Mr. Zhou, under which Mr. Zhou will receive an annual salary of RMB 696,000 (approximately $111,360). In addition, the Company granted Mr. Zhou 50,000 restricted shares of the Company’s common stock under the Company’s 2009 Equity Incentive Plan, which shares will vest on the first anniversary of the grant date. The term of the employment agreement is for one year, which will be renewed automatically when it expires unless the employment is terminated by the parties. Mr. Zhou’s employment with the Company is at-will and can be terminated by either party at any time with or without cause, and with or without notice.

We have not provided retirement benefits (other than a state pension scheme in which all of our employees in China participate) or severance or change of control benefits to our named executive officer.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the equity awards outstanding at June 30, 2013 for each of our named executive officers.

	OPTION AWARDS(1)					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Lifang Chen	40,000	-	-	2.71	4/27/2015	-	-	-	-
Naijiang Zhou	20,000	-	-	2.71	4/27/2015	50,000	76,000	-	-

(1) On April 27, 2010, we issued options to our executive officers under the Sutor Technology Group Limited 2009 Equity Incentive Plan. One-third of the option will each vest on the first, second and third anniversaries of the date of grant.

(2) Pursuant to the amendment to the employment agreement dated February 23, 2011, we granted Mr. Zhou 30,000 shares to be vested over a twelve month period. On February 21, 2012, we granted additional 50,000 restricted shares to Mr. Zhou, vesting on the 12-month anniversary date of the grant date. On December 14, 2012, the Company granted Mr. Zhou 50,000 shares of restricted stock under the 2009 Equity Incentive Plan, which will vest on the one-year anniversary date of the grant date.

(3) Values are based on the closing stock price of $1.52 per share on June 28, 2013.

Compensation of Directors

The table below sets forth the compensation of our directors for the fiscal year ended June 30, 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Gerard Pascale	55,000	7,677		-	-	62,677
Guoyou Shao	21,019	-	-	-	-	21,019
Xinchuang Li	21,019	-	-	-	-	21,019

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Under the terms of the independent director contract that we entered into with each above independent directors in 2013, Mr. Pascale is entitled to $55,000 in cash and 10,000 restricted shares of the Company, vesting on the 12-month anniversary date of the grant date, Mr. Shao is entitled to RMB 132,000 (approximately $21,019) and Mr. Li is entitled to RMB132,000 (approximately $21,019), as annual compensation for their service as independent directors, and as chairpersons of various board committees, as applicable. Mr. Pascale’s compensation is greater because he has greater responsibilities as the Audit Committee Chairman. Under the terms of the agreements, we will reimburse our directors for reasonable travel expenses related to attendance at board and committee meetings.

Additionally, we entered into Indemnification Agreements with each of Messrs. Pascale, Shao and Li.  Under the terms of these Indemnification Agreements, the Company agreed to indemnify the independent directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the independent directors in connection with any proceeding (other than a proceeding by or in the right of the Company) if the independent director acted in good faith and in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the independent director’s conduct was unlawful.  The Company also agreed to pay any such expenses to an independent director in advance of the final disposition of any such proceeding if the director agrees to repay such amount to the extent it is ultimately determined they are not entitled to indemnification; provided, however, that the Company is not obligated to make any such advance payment if the board of directors determines, in its sole discretion, that it does not appear that such director has met the standards of conduct which make it permissible under applicable law to indemnify such director, and that the advancement of expenses would not be in the best interests of the Company and its stockholders.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 10, 2014, certain information with respect to the beneficial ownership of our common shares by each shareholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and does not necessarily bear on the economic incidents of ownership or the rights to transfer the shares described below. Unless otherwise indicated, (a) each stockholder has sole voting power and dispositive power with respect to the indicated shares and (b) the address of each stockholder who is a director or executive officer is c/o No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China.

Name & Address of Beneficial Owner	Office, If Any	Title of Class	Amount & Nature of Beneficial Ownership(1)			Percent of Class(2)
Officers and Directors
Lifang Chen	Chairman	Common Stock	30,378,050	(3)	(4)	72.8%
Zhuo Wang	Chief Executive Officer and President	Common Stock	38,000	(5)		*
Naijiang Zhou	Chief Financial Officer	Common Stock	200,000	(6)		*
Shoubin Xiong	Chief Operating Officer	Common Stock	-			*
Gerard Pascale	Director	Common Stock	36,625	(7)		*
Guoyou Shao	Director	Common Stock	-			*
Xinchuang Li	Director	Common Stock	-			*
All Officers and Directors as a group (7 persons named above)			30,652,675			73.5%
5% Security Holders
Total Raise Investments Ltd.		Common Stock	30,338,050			72.8%
Lifang Chen		Common Stock	30,378,050	(3)		72.8%

* Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)	A total of 41,661,429 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of March 10, 2014. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

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(3)	Includes 30,338,050 shares of common stock owned by Total Raise Investments Ltd., a BVI company wholly owned by Ms. Chen. Ms. Chen disclaims beneficial ownership of such shares except to the extent of her pecuniary interest therein.

(4)	Pursuant to the Company’s 2009 Equity Incentive Plan, we granted Ms. Chen an option to purchase 40,000 shares of common stock with an exercise price of $2.71 per share on April 27, 2010. One-third of the option vested on the first, second and third anniversary of the date of grant, respectively.

(5)	Pursuant to the Company’s 2009 Equity Incentive Plan, on April 27, 2010, we granted Mr. Wang an option to purchase 3,000 shares of common stock with an exercise price of $2.71 per share which vested in equal installments on each of the first, second and third anniversary of the grant date. On January 7, 2014, we granted 35,000 restricted shares to Mr. Wang, which vest on the one-year anniversary date of the grant date.

(6)	On February 1, 2010, Mr. Zhou received 20,000 shares of our common stock in accordance with the terms of the employment agreement, to vest in equal installments over a twelve month period. On February 23, 2011, Mr. Zhou was granted 30,000 shares of our common stock in accordance with the terms of the employment agreement, to vest in equal installments over a twelve month period. Pursuant to the Company’s 2009 Equity Incentive Plan, we also granted Mr. Zhou an option to purchase 20,000 shares of common stock with an exercise price of $2.71 per share on April 27, 2010. One-third of the option will each vest on the first, second and third anniversaries of the date of grant. On February 9, 2012, the parties amended Mr. Zhou’s employment agreement further, under which amendment the Company granted 50,000 restricted shares to Mr. Zhou on February 21, 2012, vesting on the 12-month anniversary date of the grant date. On December 14, 2012, the Company granted Mr. Zhou 50,000 shares of restricted stock under the 2009 Equity Incentive Plan, which will vest on the one-year anniversary date of the grant date. On January 7, 2014, the Company granted Mr. Zhou 50,000 shares of restricted stock under the 2009 Equity Incentive Plan, which will vest on the one-year anniversary date of the grant date.

(7)	Pursuant to the Company’s 2009 Equity Incentive Plan, we granted Mr. Pascale an option to purchase 5,000 shares of common stock with an exercise price of $2.71 per share which vested monthly in equal installments over a 12-month period starting February 23, 2011. On February 21, 2012, we granted 10,000 restricted shares to Mr. Pascale, which vested on the one-year anniversary date of the grant date. On March 7, 2013, Mr. Pascale was granted 10,000 shares of restricted stock under the Company's 2009 Equity Incentive Plan, which will vest on the one-year anniversary date of the grant date. On February 10, 2014, Mr. Pascale was granted 10,000 shares of restricted stock under the Company's 2009 Equity Incentive Plan, which will vest on the one-year anniversary date of the grant date.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

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TRANSACTIONS WITH RELATED PERSONS,

PROMOTERS AND CERTAIN CONTROL PERSONS

Transactions with Related Persons

The following includes a summary of transactions since the beginning of our 2013 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described above under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

•	We sell our products to and buy raw materials from various companies which are beneficially owned or controlled by our Chairwoman, Ms. Lifang Chen. The amounts charged for products to our Company by such related party are under the same pricing, terms and conditions as those charged to third parties. See Note 10 “Related Parties” to the consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2013. The transactions relating to the sale of our products are set forth below

		Amount of Transaction
Related Party	Nature of Transaction	Fiscal 2013	Fiscal 2012
Ningbo Huaye Steel Processing Co., Ltd.	Sale of products by Company	$88,503	$671,302
Changshu Baojin Steel Processing Co., Ltd.	Sale of products by Company	7,156,007	10,888,276
Hangzhou Xiaoshan Southern Co., Ltd.	Sale of products by Company	-	297,253
Shanghai Huaye Steel Processing Co., Ltd.	Sale of products by Company	26,592,113	4,341,513
Shanghai Huaye Steel Group Co., Ltd.	Sale of products by Company	138,518,128	138,156,998
Wuxi Haide Steel Processing Co., Ltd.	Sale of products by Company	10,202,517	7,058,099
Zhejiang Nanye Metal Cutting & Delivery Co., Ltd.	Sale of products by Company	285,757	487,476
Guangzhou Qiyuan Steel Processing Co., Ltd.	Sale of products by Company	7,591,233	4,663,808
Tianjin Huaye Steel processing Co., Ltd.	Sale of products by Company	5,836,853	-
Tanggang Huaye (Tianjin) Steel Marketing Co., Ltd.	Sale of products by Company	20,370,377	-

For the years ended June 30, 2013 and 2012, purchases from related parties beneficially owned or controlled by Ms. Chen totaled $261,808,367 and $175,009,675, respectively.

•	At June 30, 2013 and 2012, the Company had letters of credit totaling $83,081,204 and $82,669,496, respectively, in the form of banker’s acceptance notes that are held by related parties in connection with purchases from related parties. The banker’s acceptance notes carry a 0% interest rate, can be presented to the respective banks in 90 to 180 days from the dates they were written, are secured by cash on deposit with the respective banks and are guaranteed by related parties.

•	During the years ended June 30, 2013 and 2012, the Company repaid nil and nil loans from related parties. As of June 30, 2013 and 2012, the Company had loans from related parties totaling $8,182,019and $8,182,019, respectively; and accrued interest totaling $1,961,940 and $1,621,842, respectively. The loans from related parties and accrued interest have been recorded as a reduction of advances to suppliers, related parties in the accompanying consolidated balance sheet as of June 30, 2013 and 2012.

•	Some of our notes payables are guaranteed by Shanghai Huaye and its affiliates, as disclosed under Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” of the Annual Report on Form 10-K for the fiscal year ended June 30, 2013. We did not pay any stated or unstated consideration to Shanghai Huaye or its affiliates for their guarantees of our note payables.

•	On August 6, 2004, our subsidiary Ningbo Zhehua entered into a lease agreement with Ningbo Huaye Steel Processing Co., Ltd., a subsidiary of Shanghai Huaye, pursuant to which Ningbo Zhehua leased a factory building located at the Ningbo Camel Machinery & Electronics Industrial Park. The lease agreement has a term of 10 years and expires on August 5, 2014.We expect that the lease will be renewed annually after the initial term expires.

•	On May 29, 2013, Ningbo Zhehua entered into a Disposition and Equity Transfer Agreement with Ningbo Huaye Steel Processing Co., Ltd, or Ningbo Huaye, a subsidiary of Shanghai Huaye. According to the agreement, Ningbo Zhehua sold 100% equity interest in its wholly-owned subsidiary, Ningbo Taixiang Investment Co., Ltd., or Ningbo Taixiang, to Ningbo Huaye for a cash price of $4.1 million (RMB 25,110,644.47). The valuation of Ningbo Taixiang was conducted by an independent professional appraiser engaged by Ningbo Zhehua. The transfer of ownership of Ningbo Taixiang was completed on June 25, 2013.

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Except as set forth in our discussion above, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chair and other officers.

See “Governance and Nominating Committee” above for a discussion of the process for selecting directors.

There are currently five directors serving on the Board. At the Meeting, five directors will be elected. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Recommendation of the Board

The Board recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position with the Company	Term as Director of Company
Lifang Chen	42	Chairman of the Board	February 2007 – Present
Naijiang Zhou	50	Director and Chief Financial Officer	January 2013 – Present
Gerard Pascale	43	Director	January 2010 – Present
Guoyou Shao	64	Director	February 2008 – Present
Xinchuang Li	50	Director	February 2008 – Present

Director Qualifications - General

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Company’s Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

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Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareowners, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company’s services are performed in areas of future growth located outside of the United States. Accordingly, the Board believes that international experience or specific knowledge of key geographic growth areas and diversity of professional experiences should be represented on the Board. In addition, the Company’s business is multifaceted and involves complex financial transactions. Therefore, the Board believes that the Board should include some directors with a high level of financial literacy and some directors who possess relevant business experience members of senior management teams. Our business involves complex technologies in a highly specialized industry, and therefore, the Board believes that extensive knowledge of the Company’s business and industry should be represented on the Board.

Summary of Qualifications of Nominees for Director

Set forth below is a narrative disclosure that summarizes some of the specific qualifications, attributes, skills and experiences of our directors. For more detailed information, please refer to the biographical information for each director set forth above.

Lifang Chen. Ms. Chen has extensive senior management experience in the industry in which we operate, having served as our Chairman since February 2007 and Chief Executive Officer from May 2008 to February 2014. In addition, Ms. Chen has worked extensively with various governmental agencies in connection with our industry.

Naijiang Zhou. Mr. Zhou has extensive experience in our industry as well as on corporate accounting, finance and capital management matters.

Gerard Pascale. Mr. Pascale brings to the Board a high level of financial literacy and sophistication, and extensive financial and capital markets experience, including M&A, debt and equity financings, restructuring and business expansion. In addition, Mr. Pascale has extensive experience dealing with corporate governance matters and filings with the U.S. Securities and Exchange Commission.

Guoyou Shao. Mr. Shao has extensive securities investment, asset management and investor relations experience.

Xinchuang Li. Mr. Li has significant experience in the operations of companies engaged in steel production with a particular focus and specialization in the operations, planning and strategic focus of companies operating in the Chinese steel industry.

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General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” above.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board or executive officer is related to any other nominee, member of the Board or executive officer.

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PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Grant Thornton, to serve as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2014. As disclosed in the Company’s SEC filings, Grant Thornton was appointed as the Company’s independent registered public accounting firm on January 5, 2012.

We are asking our stockholders to ratify the selection of Grant Thornton as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Grant Thornton to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

Representatives of Grant Thornton will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of the fees billed to the Company by its independent registered public accounting firms for professional services rendered for the fiscal years ended June 30, 2013 and 2012:

(in thousands of U.S. dollars)

	June 30, 2013	June 30, 2012
Audit fees(1)	$425.6	$411.6
Audit-related fees(2)	8.4	7.0
Tax fees	-	-
All other fees	-	-
Total	434.0	418.6

(1) Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2) Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in “audit fees” in this table. The services provided by our accountants within this category consisted of advice relating to SEC matters and employee benefit matters.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board pre-approved the audit service performed by our principal accountant for the consolidated financial statements as of and for the year ended June 30, 2013.

Recommendation of the Board

The Board recommends a vote FOR ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014.

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PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, business unit goals, corporate goals, and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. At our 2011 Annual Meeting of Stockholders, we solicited an advisory vote of our stockholders to approve the compensation of our named executive officers and to determine how frequently the Company should conduct such advisory votes. A majority of the votes cast at the 2011 Annual Meeting of Stockholders voted in favor of approval of the compensation of our named executive officers and having an advisory vote on executive compensation every three years. Consistent with the majority of stockholder votes cast, we are conducting our advisory vote on executive compensation at this Meeting.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the approval the named executive officer compensation as disclosed in this Proxy Statement, they will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation of the Board

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

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STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of Sutor Technology Group Limited at No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China, no later than the close of business on June 30, 2014. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to Sutor Technology Group Limited, c/o Corporate Secretary, No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company.  Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

March 14, 2014	By Order of the Board of Directors

/s/ Lifang Chen
Lifang Chen
Chairwoman

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APPENDIX A

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” meet the independence requirements of the Listing Rules of NASDAQ and the SEC. The Board has determined, based upon an interview of Gerard Pascale and a review of Mr. Pascale’s responses to a questionnaire designed to elicit information regarding his experience in accounting and financial matters, that Mr. Pascale shall be designated as an “Audit Committee financial expert” within the meaning of Item 401(e) of SEC Regulation S-K, as Mr. Pascale has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in his financial sophistication.  The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended June 30, 2013, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2013 with Company management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 for filing with the SEC.

/s/ The Audit Committee
Gerard Pascale
Guoyou Shao
Xinchuang Li

SUTOR TECHNOLOGY GROUP LIMITED

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 25, 2014

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of SUTOR TECHNOLOGY GROUP LIMITED, a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated March 14, 2014, and hereby constitutes and appoints Zhuo Wang and Naijiang Zhou, or either of them acting singularly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2014 Annual Meeting of Stockholders to be held on April 25, 2014, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below – The Board recommends a vote FOR the listed nominees:

01	Lifang Chen	FOR	☐	WITHHOLD	☐
02	Naijiang Zhou	FOR	☐	WITHHOLD	☐
03	Gerard Pascale	FOR	☐	WITHHOLD	☐
04	Guoyou Shao	FOR	☐	WITHHOLD	☐
05	Xinchuang Li	FOR	☐	WITHHOLD	☐

2.	Approve the ratification of Grant Thornton as the Company’s accountant for fiscal year 2014 ending June 30, 2014 – The Board recommends a vote FOR this Proposal.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.	Approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement – The Board recommends a vote FOR this Proposal.

FOR	☐	AGAINST	☐	ABSTAIN	☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL ONE, FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND FOR THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED March 14, 2014 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated March 14, 2014, and the 2013 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name
Name	(if joint)

Date	_____________, 2014
Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.